Exhibit 99.2

Vacasa Enters into Note Purchase Agreement with Davidson Kempner Capital Management for the Issuance of $30 Million Senior Secured Convertible Notes

August 8, 2024

PORTLAND, Ore. — Vacasa (Nasdaq: VCSA), North America’s leading vacation rental management platform, today announced the closing of an initial $30 million senior secured convertible notes (“Initial Notes”) financing with an affiliate of Davidson Kempner Capital Management LP ("Davidson Kempner"). The note purchase agreement permits the issuance of up to an additional $45 million of senior secured convertible notes (“Additional Notes”, and together with the Initial Notes, the “Notes”), subject to certain conditions. Further, the agreement provides Davidson Kempner the right, subject to certain conditions, to designate directors to Vacasa’s board.

Select Financing Terms
Vacasa’s subsidiary, V-Revolver Sub LLC (the “Issuer”) issued $30 million of Initial Notes to an affiliate of Davidson Kempner. The transaction closed and funded on August 7, 2024. An additional $20 million of Additional Notes may be issued to Davidson Kempner pursuant to an option exercisable at Davidson Kempner’s discretion within six months following the initial closing date on the same terms and conditions as the Initial Notes. Further, an additional $25 million of Additional Notes may be issued by the Issuer to Davidson Kempner pursuant to the mutual agreement between both parties on the same terms and conditions as the Initial Notes.

The Notes bear interest at an annual rate of 11.25%, which is payable in kind for the first three years by adding the amount of such accrued interest to the principal amount of the Notes, or, at the Issuer’s option, 9.75% payable in cash. Beginning on August 7, 2027, the Notes will bear interest at an annual rate equal to 9.75% payable in cash. The Notes will mature on August 7, 2029, unless earlier repurchased, redeemed, or converted. The Notes are guaranteed by Vacasa and certain of its subsidiaries, and are secured by a first priority lien on substantially all of their respective assets, other than certain excluded assets pari passu in priority with the Company’s existing revolving credit facility.

Subject to certain conditions, the Notes are convertible into shares of Vacasa’ s Class A Common Stock at the option of Davidson Kempner. The initial conversion price of the Notes is $4.16 per share of Vacasa’s Class A Common Stock, subject to certain customary anti-dilution adjustments.

Beginning on August 7, 2027, the Issuer may redeem the Notes, in whole or in part, at a redemption price equal to 102% of the aggregate principal amount of Notes to be redeemed plus accrued and unpaid interest. In addition, beginning on August 7, 2027, if the closing price per share of Vacasa’s Class A Common Stock exceeds 225% of the conversion price for 20 out of 30 consecutive trading days, the Issuer may redeem all, but not less than all, of the Notes at a redemption price equal to 100% of the principal amount to be redeemed, plus accrued and unpaid interest. Upon a change of control transaction, the Issuer may also redeem all, but not less than all, of the Notes then outstanding in an amount equal to 130% of the initial principal amount of the Notes to be redeemed, less all accrued and unpaid interest previously paid in cash.

Board Appointments
In connection with the issuance of the Initial Notes, Davidson Kempner has designated two individuals to Vacasa’s board of directors, with the potential to add up to two additional directors in certain circumstances.

Additional Details
PJT Partners acted as the exclusive financial advisor and placement agent to Vacasa in connection with the transaction.

Additional details regarding the Notes, including further information on the financing terms and board appointments, can be found on the Current Report Form 8-K filed by Vacasa with the Securities and Exchange Commission on August 8, 2024.

About Vacasa
Vacasa is the leading vacation rental management platform in North America, transforming the vacation rental experience by integrating purpose-built technology with expert local and national teams. Homeowners enjoy earning significant incremental income on one of their most valuable assets, delivered by the company’s unmatched technology that is designed to adjust rates in real time to maximize revenue. Guests can relax comfortably in Vacasa’s 40,000+ homes in hundreds of destinations across the United States, and in Belize, Canada, Costa Rica and Mexico, knowing that 24/7 support is just a phone call away. In addition to enabling guests to search, discover and book its properties on Vacasa.com and the Vacasa Guest App, Vacasa provides valuable, professionally managed inventory to top channel partners, including Airbnb, Booking.com and Vrbo.

For more information, visit https://investors.vacasa.com.

About Davidson Kempner Capital Management
Davidson Kempner Capital Management LP is a global investment management firm with over 40 years of experience and a focus on fundamental investing with a multi-strategy approach. Davidson Kempner has more than $37 billion in assets under management and over 500 employees across seven offices: New York, Philadelphia, London, Dublin, Hong Kong, Shenzhen and Mumbai.

For more information, visit www.davidsonkempner.com.

Forward-Looking Statements
Certain statements made in this press release are considered "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect Vacasa's current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements.

Due to known and unknown risks, actual results may differ materially from Vacasa's expectations and projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: Vacasa's ability to execute its business plan and achieve the expected benefits of its reorganization and other cost saving measures it may take in the future; any indebtedness Vacasa may incur from time to time (including the Initial Notes issued on August 7, 2024 and any Additional Notes), Vacasa's cash position and its ability to raise additional capital or generate the significant capital necessary to expand its operations and invest in new offerings, including that additional financing (including Additional Notes) may not be available on acceptable terms or at all, or could be dilutive to Vacasa’s stockholders or impose additional restrictive debt covenants on its activities; Vacasa's ability to achieve profitability; Vacasa's ability to manage the impacts the reorganization will have on its systems, process and controls, including its ability to address competitive challenges, manage its employee base, or maintain its corporate culture; Vacasa's past growth not being indicative of its future prospects; Vacasa's ability to compete in its industry; Vacasa's ability to attract and retain homeowners and guests; Vacasa's ability to provide high-quality customer service; Vacasa's ability to develop new or enhanced offerings and services; Vacasa's ability to maintain and enhance relationships with distribution partners; Vacasa's ability to cost-effectively drive traffic to its platform; Vacasa's ability to maintain and enhance its brand and reputation, and avoid negative publicity that could damages its brand; the safety of Vacasa's platform; Vacasa's ability to manages its international operations; Vacasa's ability to consummate or successfully integrate recent and future acquisitions; Vacasa's ability to attract and retain capable management and employees; increased personnel costs or labor shortages; declines or disruptions to the travel and hospitality industries or general economic downturns; the effects of seasonal and other trends on Vacasa's results of operations; Vacasa's ability to obtain adequate insurance coverage for the needs of its business; any future impairment of Vacasa's long-lived assets or goodwill; significant fluctuations in Vacasa's results of operations from quarter to quarter and year to year as a result of seasonality and other factors; operational metrics subject to inherent challenges in measurement and real or perceived inaccuracies; upticks or downturns in bookings are not immediately reflected in Vacasa's results of operations; Vacasa's ability to manage funds held on behalf of customers; Vacasa's expectations regarding its tax liabilities and the adequacy of its reserves; any undetected errors on Vacasa's platform; Vacasa's reliance on third-party service providers in connection with key aspects of its platform and operations; Vacasa's ability to adapt to changes in technology and the evolving demands of homeowners and guests; Vacasa's ability to protect its intellectual property and its data; Vacasa's use of "open source" software; Vacasa's use of artificial intelligence in its business and risks related to cyberattacks, data security breaches, or other security incidents; Vacasa's ability to stay in compliance with laws and regulations, including tax laws, that currently apply or may become applicable to its business both in the United States and internationally and its expectations regarding the impact of various laws, regulations and restrictions that relate to its business; and risks related to the ownership of Vacasa's Class A Common Stock, including the significant influence its principal stockholders and holders of its convertible notes have over Vacasa.

You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Vacasa's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (the "SEC"), its Form 10-Q filed with the SEC on May 10, 2024, as well as its other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Vacasa Contacts
Investor Relations Contact
ir@vacasa.com

Press Contact
pr@vacasa.com

Davidson Kempner Contact
Press Contact
DKMedia@dkp.com